================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-KA/I
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
             (Amending Item 7 to File Certain Financial Statements)

Date of Report (Date of earliest event reported):     October 2, 1998
                                                      ---------------
                                                           Date

                                  BEL FUSE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  New Jersey                         0-11676                        22-1463699
---------------                    -----------                    --------------
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
 incorporation)                                                        Number)

198 Van Vorst Street, Jersey City, New Jersey                         07302
---------------------------------------------                     --------------
   (Address of principal executive offices)                         (Zip Code)


                                 (201) 432-0463
               --------------------------------------------------
                        (Registrant's telephone number,
                              including area code)


               --------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

================================================================================

     This form 8-K/A of Bel Fuse Inc. ("Bel" or the "Company") constitutes Amendment No. 1 to Bel's Current Report on Form 8-K (the "Original Form 8-K") which was filed with the Securities and Exchange Commission (the "SEC") on October 19, 1998. This amendment sets forth the information required by Items 7(a) and 7(b) omitted from the Original Form 8-K.

     The statements in this Current Report on Form 8-K/A that are not historical facts, including, most importantly, those statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, constitute "forward-looking statements" that involve risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any outcomes expressed or implied by such forward-looking statements. For those statements, Bel claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such factors include, but are not limited to, other risks and uncertainties detailed in Bel's other current and periodic filings with the SEC. Bel will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

                                                                       Page No.
          a.   With respect to the acquisition of
               the Signal Transformer Business
               of Lucent Technologies Inc. ("STB" or
               "Lucent") by Bel Fuse Inc., ("Bel"
               or the "Company") the following
               financial statements are presented
               as follows:                                               1-7

               I.   Lucent Technologies Inc.'s
                    Power Systems Signal
                    Transformer Business Financial
                    Statements

               (A)   Report of Independent Accountants.

               (B)   Statement of Net Assets Sold
                     September 30, 1998.

               (C) Statement of Net Sales, Cost of Sales and Direct Operating Expenses for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996.

               (D)   Notes to Financial Statements.

          b.   Described below are the pro forma
               financial statements of Bel Fuse Inc.
               and STB included herewith:                               8-15

               II.   Year End Pro Forma Financial Information

               (A)   Introduction to Unaudited Pro Forma
                     Combined and Condensed Financial Data.

               (B)   Bel and STB Unaudited Pro Forma
                     Combined Statements of Operations
                     for the Year Ended December 31, 1997.

               III.  Interim Pro Forma Financial Information.

               (A)   Bel and STB Unaudited Pro Forma Combined
                     Balance Sheet as of September 30, 1998.

                                                                       Page No.

               (B)   Bel and STB Unaudited Pro Forma
                     Combined Statements of Operations for
                     the Nine Months Ended September 30, 1998.

               (C)   Notes to Unaudited Pro Forma Combined
                     Financial Statements.

               Signatures                                                16

LUCENT TECHNOLOGIES INC.'S POWER
SYSTEMS SIGNAL TRANSFORMER
BUSINESS
FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Lucent Technologies Inc.

We have audited the accompanying statement of net assets sold of Lucent Technologies Inc.'s Power Systems Signal Transformer Business as of September 30, 1998, and the statement of net sales, cost of sales and direct operating expenses for each of the two years ended September 30, 1998 and for the nine months ended September 30, 1996. These financial statements are the responsibility of Lucent Technologies Inc. management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As more fully described in Note 1, the accompanying financial statements were prepared to present the net assets sold of Lucent Technologies Inc.'s Power Systems Signal Transformer Business, pursuant to the Asset Purchase Agreement and the net sales, cost of sales and direct operating expenses of Lucent Technologies Inc.'s Power Systems Signal Transformer Business and are not intended to be a complete presentation of Lucent Technologies Inc.'s Power Systems Signal Transformer Business' financial position, results of operations and cash flows.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the net assets sold of Lucent Technologies Inc.'s Power Systems Signal Transformer Business as of September 30, 1998, and the net sales, cost of sales and direct operating expenses for each of the two years ended September 30, 1998 and for the nine months ended September 30, 1996, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP
December 10, 1998

LUCENT TECHNOLOGIES INC.'S POWER SYSTEMS SIGNAL TRANSFORMER
BUSINESS
STATEMENT OF NET ASSETS SOLD
SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


ASSETS
Current assets
  Inventories                                            $  8,176

Machinery and equipment                                     2,877
                                                        ---------

     TOTAL ASSETS                                          11,053

Commitments and contingencies                           ---------

NET ASSETS SOLD                                          $ 11,053
                                                        =========





   The accompanying notes are an integral part of these financial statements.

LUCENT TECHNOLOGIES INC.'S POWER SYSTEMS SIGNAL TRANSFORMER
BUSINESS
STATEMENT OF NET SALES, COST OF SALES AND DIRECT OPERATING EXPENSES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                         Nine Months
                                                                                            Ended
                                                          Year Ended September 30,      September 30,
                                                      ------------------------------
                                                           1998             1997               1996
                                                      -------------    -------------    -------------
Net sales                                             $      40,319    $      35,336           29,438
Cost of sales                                                24,338           23,404           19,522
                                                      -------------    -------------    -------------

     GROSS PROFIT                                            15,981           11,932            9,916
                                                      -------------    -------------    -------------


Direct operating expenses
  Research and development                                    2,093            1,244              861
  Marketing and selling                                         914            1,937              984
                                                      -------------    -------------    -------------
    Total direct operating expenses                           3,007            3,181            1,845
                                                      -------------    -------------    -------------
Excess of net sales over cost of sales
  and direct operating expenses                       $      12,974    $       8,751    $       8,071
                                                      =============    =============    =============





   The accompanying notes are an integral part of these financial statements.

LUCENT TECHNOLOGIES INC.'S POWER SYSTEMS SIGNAL TRANSFORMER
BUSINESS
NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1.   BACKGROUND AND BASIS OF PRESENTATION

     The accompanying financial statements have been prepared for the purpose of presenting the net assets sold of the Power Systems Signal Transformer Business ("STB") of Lucent Technologies Inc. ("Lucent"), pursuant to the Asset Purchase Agreement (the "Agreement") dated and consummated as of October 2, 1998 ("Closing Date") between Lucent and Bel Fuse (the "Buyer") and its net sales, cost of sales and direct operating expenses. Pursuant to the Agreement, Lucent sold to the Buyer certain assets including inventories, and machinery and equipment for consideration of approximately $28,000. With the exception of product warranty and repair obligations, which have historically been immaterial, the Buyer will assume no liabilities.

     STB was a product family managed in the Power Systems Group of the Microelectronics Division of Lucent. STB manufactures xDSL, ISDN, modem, broadband and power magnetic components for both original equipment manufacturers and Lucent.

     Lucent did not maintain STB as a separate business unit and historically, external financial statements have not been prepared. Therefore, the accompanying financial statements are derived from the historical accounting records of STB and present the net assets sold as of September 30, 1998, in accordance with the Agreement, and the statement of net sales, cost of sales and direct operating expenses for the years ended September 30, 1998 and 1997, and the nine months ended September 30, 1996. Lucent changed its year-end from December 31 to September 30, beginning with the nine month period ended September 30, 1996. A statement of cash flows is not presented as STB did not maintain a cash balance, all cash flow activities were funded by Lucent, and a complete statement of cash flows is not prepared at this reporting level. These statements are not intended to be a complete presentation of STB's financial position, results of operations and cash flows. The historical operating results may not be indicative of the results of operations of STB going forward due to changes in the business by the Buyer and the omission of various indirect operating expenses.

     The statements of net sales, cost of sales and direct operating expenses includes all revenues and expenses directly attributable to STB product family. Cost of sales includes material cost, direct labor and an allocation of factory overhead. Direct operating expenses consist principally of research and development and marketing and selling expenses. Marketing and selling expenses directly attributable to STB have been allocated based upon the number of full-time equivalent marketing and selling employees estimated to be dedicated to STB as a component of the total Power Systems Group marketing and selling employees. The statements do not include general and administrative expenses, interest, income taxes, amortization of intangible assets or any other corporate expense allocations. Since STB was not a separate business unit, Lucent had never segregated indirect operating cost information relative to STB for external financial reporting purposes. Accordingly, it is not practical to isolate or allocate such indirect operating costs to STB.

LUCENT TECHNOLOGIES INC.'S POWER SYSTEMS SIGNAL TRANSFORMER
BUSINESS
NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION
     Revenue from sales to third parties is generally recognized at the time of shipment to the customer. Revenue from sales to Lucent affiliates is generally recognized as the affiliate places the part into its production process.

     INVENTORIES
     Inventories are stated at the lower of cost (determined principally on a first-in, first-out basis) or market.

     MACHINERY AND EQUIPMENT
     Machinery and equipment consists of manufacturing equipment and is stated at cost less accumulated depreciation of $9,870 at September 30, 1998. Depreciation is determined using primarily the unit method over the estimated useful lives of the assets, generally 5 to 7 years. Depreciation expense for the years ended September 30, 1998 and 1997, and the nine months ended September 30, 1996 amounted to $1,215, $1,316 and $805, respectively.

     RESEARCH AND DEVELOPMENT COSTS
     Research and development costs are charged to expense as incurred.

     ACCOUNTING ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

     CONCENTRATION OF NET SALES
     One customer (Lucent) accounted for approximately 85%, 80% and 77% of the net sales for the years ended September 30, 1998 and 1997, and the nine months ended September 30, 1996, respectively.

3.   INVENTORIES

     At September 30, 1998, inventories consist of the following:

     Raw Materials                                 $     5,599
     Work-in-process                                       283
     Finished goods                                      2,294
                                                   -----------
          Total inventories                        $     8,176
                                                   ===========

     Finished goods inventory at September 30, 1998 includes approximately $1,410 of goods held by Lucent affiliates.

LUCENT TECHNOLOGIES INC.'S POWER SYSTEMS SIGNAL TRANSFORMER
BUSINESS
NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4.   SUPPLY AGREEMENT

     On the Closing Date, Lucent and the Buyer, entered into a non-binding supply agreement whereby the Buyer will supply Lucent with signal transformer products over a 42-month period at agreed upon prices. According to the agreement, Lucent does not have any purchase volume requirements; however, during the term of the supply agreement, Lucent has agreed to obtain such product from the Buyer, subject to certain limitations, and to the extent Lucent decides to procure signal transformer product.

5.   TRANSACTION SERVICES AGREEMENT

     On the Closing Date, Lucent and the Buyer entered into a Transition Services Agreement whereby Lucent has agreed to provide contract labor and transitional services to the Buyer for an agreed price, until the earlier of June 30, 1999 or the date on which STB and the purchased assets are relocated to Buyer's location.

                      Introduction to Unaudited Pro Forma
                      Combined and Condensed Financial Data

The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Combined Balance Sheet as of September 30, 1998 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to reflect the purchase of STB by the Company as of the beginning of the periods presented in the Pro Forma Statement of Operations and as of September 30, 1998 in the Pro Forma Balance Sheet. The Pro Forma Statement of Operations for the year ended December 31, 1997 combines the Company's twelve months ended December 31, 1997 and STB's twelve months ended September 30, 1997. The Pro Forma Financial Statements do not reflect any anticipated cost savings or any synergies that are anticipated to result from the STB acquisition. There can be no assurance that any such cost savings or synergies will occur. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of Bel and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Bel's Form 10-K for the year ended December 31, 1997 and Form 10-Q for the nine months ended September 30, 1998 previously filed with the Securities and Exchange Commission and the historical financial statements of STB and the notes thereto included elsewhere herein.

     A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on currently available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.


                                UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                    Historical

                                                        Bel              STB                              Pro Forma
                                                     Year Ended       Year Ended                           Combined
                                                    December 31,     September 30,       Pro Forma       Statement of
                                                        1997            1997 (a)        Adjustments       Operations
                                                    ------------     -------------      -----------      ------------
                                                                 ($000 omitted except per share data)
Net Sales                                            $   73,531        $  35,336          $   --          $  108,867
                                                     ----------        ---------          --------        ----------

Costs and Expenses
  Cost of Sales                                          50,724           24,648      (b)    (527)            74,845
  Selling, general and
   administrative                                        13,830            1,937      (b)     892             16,659
                                                     ----------        ---------          -------         ----------
                                                         64,554           26,585              365             91,504
                                                     ----------        ---------          -------         ----------

Income from operations                                    8,977            8,751             (365)            17,363

Other income (net)                                        1,428             --        (c)  (1,400)                28
                                                     ----------        ---------          -------         ----------
Earnings before income taxes                             10,405            8,751           (1,765)            17,391

Income tax provision                                      1,555             --        (d)     673              2,228
                                                     ----------        ---------          -------         ----------
Net earnings                                         $    8,850        $   8,751          $(2,438)        $   15,163
                                                     ==========        =========          =======         ==========
Earnings per common share - basic                    $     1.74                                           $    2.98
                                                     ==========                                           ==========
Earnings per common share - diluted                  $     1.72                                           $    2.94
                                                     ==========                                           ==========
Weighted average number of common
  shares outstanding - basic                          5,088,483                                            5,088,483
                                                     ==========                                           ==========
Weighted average number of common
  shares outstanding - diluted                        5,158,878                                            5,158,878
                                                     ==========                                           ==========

                        See notes to unaudited pro forma combined statement of operations.

                                                         9


                                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                      ASSETS
                                                    Historical

                                                          Bel             STB
                                                     September 30,    September 30,       Pro Forma      Pro Forma
                                                         1998             1998           Adjustments      Combined
                                                     -------------    -------------      -----------     ---------
                                                                   ($000 omitted except per share data)
Current Assets:
  Cash and cash equivalents                             $41,108          $  --       (a)  $(28,176)       $12,932
  Marketable securities                                   1,830                                             1,830
  Accounts receivable - net                              13,049                                            13,049
  Inventories                                             9,611            8,176     (a)       800         18,330
                                                                                     (b)      (257)
  Prepaid expenses and other current assets                 598                      (a)      (250)           348
  Deferred income taxes                                     296                                               296
                                                        -------          -------          --------        -------
     Total Current Assets                                66,492            8,176           (27,883)        46,785

Property, plant and equipment - net                      29,527            2,877     (a)     3,438         36,099
                                                                                     (b)       257
Goodwill                                                                             (a)    13,385         13,385
Other assets                                                532                                               532
                                                        -------          -------          --------        -------
     TOTAL ASSETS                                       $96,551          $11,053          $(10,803)       $96,801
                                                        =======          =======          ========        =======

                                  See notes to unaudited pro forma balance sheet.

                                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
                                                            Historical

                                                          Bel             STB
                                                     September 30,    September 30,      Pro Forma       Pro Forma
                                                         1998             1998          Adjustments      Combined
                                                     -------------    -------------     -----------      ---------
                                                             ($000 omitted except per share data)
Current Liabilities:
  Accounts payable                                      $ 3,911          $  --            $   --          $ 3,911
  Accrued expenses                                        7,651                      (a)       250          7,901
  Income taxes payable                                      515                                               515
                                                        -------                           --------        -------
     Total Current Liabilities                           12,077                                250         12,327
                                                                                                          -------
Deferred income taxes                                     1,024                                             1,024
                                                        -------                                           -------
     Total Liabilities                                   13,101                                            13,351
                                                        -------                                           -------
Stockholders' Equity                                     83,450           11,053     (a)   (11,053)        83,450
                                                        -------          -------          --------        -------
         TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                          $96,551          $11,053          $(10,803)       $96,801
                                                        =======          =======          ========        =======


                                  See notes to unaudited pro forma balance sheet.

                                                        11


                               UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                                    Historical

                                                                Bel             STB
                                                            Nine Months      Nine Months                   Pro Forma
                                                               Ended            Ended                       Combined
                                                           September 30,    September 30,    Pro Forma    Statement of
                                                                1998          1998 (a)      Adjustments    Operations
                                                           -------------   --------------   -----------   ------------
                                                                      ($000 omitted except per share data)
Net Sales                                                    $   60,195       $29,659         $  --        $   89,854
                                                             ----------       -------         --------     ----------

Costs and Expenses
  Cost of Sales                                                  39,616        19,561     (b)     (395)        58,782
  Selling, general and administrative                            10,887           708              669         12,264
                                                             ----------       -------         --------     ----------
                                                                 50,503        20,269     (b)      274         71,046
                                                             ----------       -------         --------     ----------
Income from operations                                            9,692         9,390             (274)        18,808

Other income (net)                                                1,442          --       (c)   (1,050)           392
                                                             ----------       -------         --------     ----------
Earnings before income taxes                                     11,134         9,390           (1,324)        19,200

Income tax provision                                              1,477                   (d)      553          2,030
                                                             ----------       -------         --------     ----------
Net earnings                                                 $    9,657       $ 9,390         $ (1,877)    $   17,170
                                                             ==========       =======         ========     ==========
Earnings per common share - basic                            $     1.87                                    $     3.32
                                                             ==========                                    ==========
Earnings per common share - diluted                          $     1.85                                    $     3.29
                                                             ==========                                    ==========
Weighted average number of common
  shares outstanding - basic                                  5,172,873                                     5,172,873
                                                             ==========                                    ==========
Weighted average number of common
  shares outstanding - diluted                                5,222,696                                     5,222,696
                                                             ==========                                    ==========


                        See notes to unaudited pro forma combined statements of operations.

                                                        12

                    Notes to the Unaudited Pro Forma Combined
                            Statements of Operations


(a) For purposes of the Pro Forma Statements of Operations for the Year ended December 31, 1997, the STB Statement of Net Sales, Cost of Sales and Direct Operating Costs for the year ended September 30, 1997 were combined with Bel's historical Statements of Operations for the year ended December 31, 1997. For purposes of the Pro Forma Statements of Operations for the nine-month period ended September 30, 1998, STB's historical Statement of Net Sales, Cost of Sales and Direct Operating Costs was combined with Bel's historical Statement of Operations for the nine-month period ended September 30, 1998.

(b) The acquisition was accounted for using the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to all of the tangible and intangible assets and related liabilities, if any, of STB based upon their respective fair values as of the closing date. The allocation will be based on valuations and other studies, which are not yet finalized. The actual allocation of purchase price and the resulting effect on net income may differ significantly from the pro forma amounts included herein. The following presents the effect of the purchase accounting adjustments and adjustments to reflect adoption of the Company's accounting policies on the Pro Forma Statements of Operations:

                                      Year Ended          Nine Months Ended
                                   December 31, 1997      September 30, 1998
                                  -------------------    --------------------
                                  Cost of Sales  SG&A    Cost of Sales   SG&A
                                  -------------  ----    -------------   ----
Depreciation                         $(527)      $--         $(395)      $--

Amortization of
  intangibles and goodwill            --          892         --          669
                                     -----       ----        -----       ----
    Total increase
     (decrease)                      $(527)      $892        $(395)      $669
                                     =====       ====        =====       ====

     The adjustments for estimated pro forma depreciation and amortization of intangible assets and goodwill are based on their estimated fair values. The fair value of fixed assets acquired was estimated to be $6,572. This amount is being depreciated over eight years for machinery and equipment, consistent with Bel's depreciation policy. Other intangible assets and goodwill are being amortized over their estimated lives of approximately 15 years.

(c) The Company will experience a loss of interest income resulting from the cash paid for the acquisition of the STB assets. For the year ended December 31, 1997 and the nine months ended September 30, 1998, the amounts are estimated to be $1,400 and $1,050, respectively.

(d) Reflects income tax effects of STB operating income and the impact of the pro forma adjustments based upon assumptions as to the geographic area the operating income and pro forma adjustments will be realized.

(e) The Company has made employment offers to 14 current STB/Lucent employees. These employees are principally engaged in the areas of engineering, research and development, marketing, sales and administration. The terms of the employment offers include, among other things, sign-on bonuses, which are earned over the two-year employment offer, incentive stock options under the Company's incentive stock option plan, and compensation, as defined, to certain prospective employees who forfeit Lucent stock options which are repayable to the Company if the employee resigns from Bel prior to the time the Lucent option would have been exercisable. Additionally, the prospective employees would be entitled to all of the regular Bel benefit programs. The compensation for the STB/Lucent employees is included in STB's historical statements of operations. The sign-on bonuses and other costs relating to the Lucent stock options, if any, are not currently quantifiable and would represent a one-time cost which would be not on-going.

                 Notes to the Unaudited Pro Forma Balance Sheet
                              at September 30, 1998

(a) The estimated purchase price and preliminary adjustments to historical book value of STB are as follows:

     Purchase price:

         Cash paid (1)                                            $28,676
         Book value of net assets acquired                         11,053
                                                                  -------

         Purchase price in excess of net
           assets acquired                                        $17,623
                                                                  =======
         Preliminary allocation of purchase price
           in excess of net assets acquired:
              Increase in inventory to estimated
                fair value                                        $   800
              Increase in machinery and equipment
                 to estimated fair value                            3,438
              Estimated goodwill                                   13,385
                                                                  =======
                                                                  $17,623
                                                                  =======

         (1) Included in cash paid is $500 which represents out-of-pocket costs incurred by Bel in connection with the acquisition of STB consisting principally of legal, consulting and other professional fees.

(b) This represents a reclassification of spare parts for machinery and equipment included in inventory on the audited balance sheet of STB at September 30, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BEL FUSE INC.



                                                     By: /s/ DANIEL BERNSTEIN
                                                         --------------------
                                                             Daniel Bernstein
                                                             President

Dated:  December 16, 1998


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